UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2007

Customer Acquisition Network Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-141141	01-0692341
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue South Suite 908-909 New York, NY	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 712-0000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 18, 2007, Customer Acquisition Network Holdings, Inc., a Delaware corporation (“Registrant”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Registrant, Options Acquisition Sub, Inc. (“Acquisition”), Options Newsletter, Inc. (the “Company”) and Hagai Schecter (the “Stockholder”). Pursuant to the Merger Agreement, at the effective time the Company will merge with and into Acquisition, a newly formed, wholly-owned Delaware subsidiary of Registrant, with Acquisition being the surviving corporation (the “Merger”).

Pursuant to the terms and conditions of the Merger Agreement (and certain ancillary agreements contemplated therein):

•
At the closing of the Merger, the Stockholder will receive $1.5 million in cash (the “Cash Consideration”) and 1.0 million shares of Registrant’s common stock in exchange for his shares of common stock of the Company.

•
An amount equal to $150,000 (the “Escrowed Funds”) of the Cash Consideration will be deposited into escrow to backstop the indemnification obligations of the Stockholder. So long as Registrant makes no claim for indemnification from the Stockholder, one half of the Escrowed Funds will be released on the third month anniversary of the closing of the Merger and the other half of the Escrowed Funds will be released on the sixth month anniversary of the closing.

•	The Stockholder shall be entitled to receive up to an additional $1.0 million if Acquisition achieves $2.6 million of annual revenues (calculated and, to the extent earned, payable quarterly).

•
Upon consummation of the Merger, the Stockholder will enter into a three-year employment agreement with Registrant at an annual base salary of $250,000, and a bonus based on achieving certain objectives to be mutually agreed upon. To the extent that theses objectives are achieved [and Registrant achieves its profitability projections], the targeted bonus shall be 50% of the Stockholder’s base salary. In addition, the Stockholder will receive options to purchase 300,000 shares of Registrant’s common stock. The option agreement with respect to such options shall provide for such options to vest thirty-three and one-third percent (33 1/3%) on each anniversary of the closing date. The exercise price for such options will be $1.00 per share, subject to adjustment for dividends, splits, reclassifications and similar transactions.

•
Upon the later of (i) the expiration of the Lock-Up Agreement (as defined below) and (ii) the twelve month anniversary of the closing date of the Merger (the “Adjustment Date”), in the event that the average closing price for Registrant’s common stock as quoted on its principal market for ten (10) consecutive trading days prior thereto shall be less than $2.50 per share, then within thirty (30) days after the Adjustment Date (the “Payment Date”), Registrant shall pay the Stockholder the Adjustment Amount (as defined below). As defined in the Merger Agreement, the “Adjustment Amount” shall be an amount equal to the difference between (i) $2.5 million and (ii) the product of (A) 1,000,000 multiplied by (B) the average closing price for Registrant’s common stock as quoted on its principal market between the Adjustment Date and the ten (10) consecutive trading days prior thereto.

•
The Adjustment Amount shall be payable by Registrant to the Stockholder, at the option of Registrant, in cash, shares of the Registrant’s common stock or a combination thereof. The fair market value of Registrant’s common stock on the Payment Date will be based upon the average closing price of Registrant’s common stock on the principal market during the ten (10) trading days immediately preceding the Adjustment Date.

•
In connection with the transaction, Registrant has agreed to pay a broker (the “Broker”) a fee of $50,000 and issue to the Broker a two-year warrant to purchase 10,000 shares of Registrant’s common stock at an exercise price based on the average closing trading price of its common stock on its principal market for the ten (10) consecutive trading days prior to the issuance date of such warrant.

The Closing of the transactions contemplated pursuant to the Merger Agreement are subject to the satisfaction of certain closing conditions by the Stockholder including (i) the delivery by the Stockholder of a twelve (12) month lock-up agreement (the “Lock-up Agreement”), (ii) a release from the Broker, (iii) minimum net working capital in the Company’s primary bank account of $40,000 which is sufficient to cover any outstanding liabilities of the Company on the closing date, and (iv) a lease in a form mutually agreeable to Registrant and the Stockholder with respect to a building owned by a company affiliated with the Stockholder.

The consummation of the Merger and the related transactions is expected to take place on or prior to January 4, 2008.

The foregoing is not a complete summary of the terms of the transaction described in this Item 1.01 and reference is made to the complete text of the Merger Agreement attached hereto as Exhibit 10.1.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described in Item 1.01 above is hereby incorporated herein by reference.

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Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The financial statements required by this item will be filed by amendment as soon as practicable, but in no event later than 71 calendar days after the date a Current report on Form 8-K announcing the consummation of the transactions contemplated pursuant to the Merger Agreement is required to be filed.

(b)	Pro Forma Financial Statements

The pro forma financial statements required by this item will be filed by amendment as soon as practicable, but in no event later than 71 calendar days after the date a Current Report on Form 8-K announcing the consummation of the transactions contemplated pursuant to the Merger Agreement is required to be filed.

(d)	Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

10.1	Agreement and Plan of Merger, dated as of December 18, 2007, by and among Registrant, Options Acquisition Sub, Inc., Options Newsletter, Inc. and Hagai Shecter.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 20, 2007

Customer Acquisition Network Holdings, Inc.

By:	/s/ Bruce Kreindel
Bruce Kreindel
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Agreement and Plan of Merger, dated as of December 18, 2007, by and among Registrant, Options Acquisition Sub, Inc., Options Newsletter, Inc. and Hagai Shecter.